UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 11, 2011


                            LATITUDE SOLUTIONS, INC.
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                      000-54194                41-2251802
-------------------------------    -------------------    ----------------------
  (State or other jurisdiction      (Commission File           (IRS Employer
     of  incorporation)                  Number)          Identification Number)


           190 NW SPANISH RIVER BLVD., SUITE 101, BOCA RATON, FL 33431
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
            --------------------------------------------------------
               Registrant's telephone number, including area code


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Effective  January 11, 2011,  Latitude  Solutions,  Inc. ("the  Company")  under
Section 12(g)(1) of the Securities Exchange Act of 1934 ("the '34 Act") became subject to the reporting requirements under Section 13(a) of the '34 Act, as it has been 60 days since the filing of the Company's Registration Statement on Form 10 with the Securities and Exchange Commission ("SEC").

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  LATITUDE SOLUTIONS, INC.


                                  By:  /s/ Harvey Kaye
                                     ------------------------------------------
                                        Harvey Kaye, Chief Executive Officer


                                  Date:  January 28, 2011